EXHIBIT 10(x)

E-Mail:           mindeglia@spectrumlawgroup.com
File No.:         10011

                                February 10, 2003

VIA FACSIMILE ONLY
(949) 376-9117

Mr. Mervyn A. Phelan
Chief Executive Officer
US West Homes, Inc.
410 Broadway, 2nd Floor
Laguna Beach, CA 92651

         Re:      AMENDMENT TO FEE AGREEMENT WITH SPECTRUM LAW GROUP, LLP

Dear Merv:

         Accordingly, this letter will amend our fee agreement dated July 24, 2002, and as amended on December 6, 2002, as follows:

                                 FEES AND COSTS

         Our firm establishes an hourly rate for each attorney and paralegal in the firm. Those rates are based upon a variety of factors, including the experience and expertise of each individual, and are adjusted by the firm from time to time. Historically, the rates have been adjusted effective as of January of each year. Our services in this matter will be billed to you at the hourly rates in effect for the period during which the services are rendered, in one-tenth-hour increments. The hourly rates of our attorneys range from $150.00 to $300.00 per hour. At present, my hourly rate is $250.00.

         As a courtesy to U.S. West, we will charge for fees as follows:

         1. Each month, U.S. West will pay the first 12 hours of time at the normal hourly rate of $250.00 in cash.

         2. U.S. West will pay any time in excess of 12 hours in that month at the normal hourly rate of $250.00 in shares of U.S. West stock on the terms and conditions set forth herein.

         3. U.S. West shall initially issue to us (in the name of Marc A. Indeglia ("Indeglia")) 3,000,000 shares of Common Stock (the "Initial Shares"). U.S. West shall register the issuance of the Initial Shares with the SEC pursuant to Section 4 hereof.

Mr. Mervyn A. Phelan
U.S. West Homes, Inc.
February 10, 2003
Page 2

         4. We shall establish and adopt a Rule 10b5-1 plan (the "Plan"), and we shall cause Indeglia to sell the Initial Shares pursuant to the Plan.

         5. We shall apply (or cause Indeglia to apply) the Net Proceeds (as defined below) from the sale of the Initial Shares to any balance outstanding for services performed that were NOT in connection with the offer or sale of U.S. West securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for U.S. West securities, as generally determined by SEC interpretation. For the purposes of this Agreement, the term "Net Proceeds" shall mean the amount of gross proceeds received by us (or Indeglia) pursuant to the sale of Shares issued pursuant to this Agreement, less any commissions, SEC fees, wire transfer fees, and other fees incurred with the sale of Shares.

         6. If the Net Proceeds from the sale of the Initial Shares is greater than the balance owing by U.S. West at the time of such sale for services performed that were NOT in connection with the offer or sale of U.S. West securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for U.S. West securities, then we shall deposit the difference into our trust account, which shall be applied to any future services provided by us, other than legal services provided or to be provided in connection with the offer or sale of securities in a capital-raising transaction and/or legal services which will directly or indirectly promote or maintain a market for U.S. West's securities.

         7. If the Net Proceeds from the sale of the Initial Shares is less than the outstanding balance at the time of such sale for services performed that were NOT in connection with the offer or sale of U.S. West securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for U.S. West securities, then U.S. West shall issue, for no additional consideration, to us (in the name of Indeglia) additional shares (the "Additional Shares") of Common Stock, in increments of 500,000 shares, which shall be pursuant to the Plan, and the Net Proceeds of which shall be applied to any outstanding balance at the time of such sale for services performed that were NOT in connection with the offer or sale of U.S. West securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for U.S. West securities. U.S. West shall continue to issue Additional Shares in such increments of 500,000 shares until the aggregate net proceeds of the sale of the Initial Shares and all Additional Shares equals or exceeds the balance at the time of such sale for services performed

Mr. Mervyn A. Phelan
U.S. West Homes, Inc.
February 10, 2003
Page 3

                  that were NOT in connection with the offer or sale of U.S. West securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for U.S. West securities. U.S. West shall continue to issue such Additional Shares so long as it has a balance outstanding with us for services performed that were NOT in connection with the offer or sale of U.S. West securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for U.S. West securities.

         8. As used herein, the term "Adjustment Event" means an event pursuant to which the outstanding shares of common stock of U.S. West are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by U.S. West, through reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, appropriate and proportionate adjustments shall be made to the number of shares of common stock which may thereafter be granted under this Agreement.

         9.       REGISTRATION OF INITIAL SHARES AND ADDITIONAL SHARES.

                  a. REQUIRED REGISTRATION. Concurrent with the execution of this Agreement, U.S. West shall prepare and file with the SEC the Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") covering the issuance of the Shares, and shall use its best efforts to cause such Registration Statement to become effective as soon as is practicable.

                  b. PERIOD OF EFFECTIVENESS. U.S. West will use its best efforts, which shall include the filing and preparation with the Commission of amendments and supplements to the Registration Statement and the prospectus contained therein, to cause such Registration Statement to remain continuously effective from the date it becomes effective for a period ending on when all Shares covered by the Registration Statement have been issued.

                  c. BLUE SKY. U.S. West will use its best efforts to register or qualify the Shares covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as we may reasonably request in writing, except that U.S. West shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified.

Mr. Mervyn A. Phelan
U.S. West Homes, Inc.
February 10, 2003
Page 4

                  d. NOTIFICATION. U.S. West will notify us, promptly after it shall receive notice thereof, of any letter of comments regarding the Registration Statement received from the SEC and the time when such Registration Statement has become effective or an amendment or supplement to any prospectus forming a part of such Registration Statement has been filed.

                  e. AMENDMENT NOTICE. U.S. West will notify us promptly of any request by the SEC for the amending or supplementing of such Registration Statement or prospectus or for additional information.

                  f. AMENDMENT. U.S. West will prepare and file with the SEC, promptly upon our request, any amendments, supplements, or post-effective amendments to such Registration Statement or prospectus which is required under the Securities Act or the rules and regulations thereunder is necessary to keep such Registration effective for the time periods set forth in Section 9(b).

                  g. UPDATE. U.S. West will prepare and promptly file with the SEC and promptly notify us of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  h. STOP ORDERS. U.S. West will advise us, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                  i. EXPENSES. With respect to the registration required pursuant to Section 9(a) hereof, U.S. West shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for U.S. West, all internal U.S. West expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, underwriting discounts, commissions and transfer taxes relating to the Shares.

Mr. Mervyn A. Phelan
U.S. West Homes, Inc.
February 10, 2003
Page 5

                  j. INDEMNIFICATION BY U.S. WEST. To the fullest extent permitted by law, U.S. West will indemnify and hold harmless us, our directors, officers, employees, partners, principals, equity holders, managed or advised accountants, advisors, representatives, and agents, from and against, and will reimburse us with respect to, any and all loss, claim, damage, liability and expense (collectively, "LOSSES") to which we may become subject under the Securities Act, state securities laws or otherwise, and U.S. West will pay to us any legal or other costs or expenses reasonably incurred by it in connection with investigating or defending any such Loss, insofar as such Losses are caused by or arise out of any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that U.S. West will not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by us in writing specifically for use in the preparation thereof.

         All other terms and conditions of the retainer will remain the same.

         If you have any questions concerning our fee and cost arrangements or procedures, or the scope of the legal services we will provide, please feel free to call at any time. Thank you again for the opportunity to be of service.

                                                     Very truly yours,

                                                     SPECTRUM LAW GROUP, LLP

                                                     /S/ Marc A. Indeglia
                                                     --------------------
                                                     Marc A. Indeglia
MAI:pp

Mr. Mervyn A. Phelan
U.S. West Homes, Inc.
February 10, 2003
Page 6

ACCEPTANCE:

         The undersigned has read this letter and agrees to Spectrum Law Group, LLP's representation as counsel for U.S. West on the terms set forth herein.

Date:________________________

U.S. WEST HOMES, INC.

/s/ Mervyn A. Phelan
----------------------------
Mervyn A. Phelan,
Chief Executive Officer